Exhibit 99.1

FORM OF PROXY

SUMMIT HEALTHCARE ACQUISITION CORP Unit 1101, 11th Floor

1 Lyndhurst Tower, 1 Lyndhurst Terrace
Central, Hong Kong

2023 EXTRAORDINARY GENERAL OF SHAREHOLDERS

                                   , 2023

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2023 EXRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON ____________, 2023 THIS NOTICE OF MEETING AND THE ACCOMPANYING PROXY STATEMENT ARE AVAILABLE AT https://www.cstproxy.com/_______________

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice of 2023 Extraordinary General Meeting of Shareholders (the “Extraordinary Meeting”) and accompanying Proxy Statement, dated January ____, 2023, in connection with the Extraordinary Meeting to be held on _________________________, 2023 at ___________ a.m., Eastern time, virtually at https://www.cstproxy.com/_________________, and hereby appoints ______________ and _____________ (each with full power to act alone), the attorneys-in-fact and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock of Summit Healthcare Acquisition Corp. (the “Company” or “Summit”), registered in the name provided, which the undersigned is entitled to vote at the Extraordinary Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposal set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS LISTED BELOW. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE BELOW PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary Meeting to be held on ______________, 2023: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/_________________ .

	FOR	AGAINST	ABSTAIN
Proposal 1 – Business Combination Proposal
An ordinary resolution, that the Business Combination Agreement, a copy of which is included as Annex A to the accompanying proxy statement/prospectus, and the transactions contemplated therein, whereby (i) Merger Sub I will merge with and into Summit (the “First Merger”), with Summit surviving the First Merger as the surviving entity (the “Surviving Entity”) and becoming a wholly-owned subsidiary of YS Biopharma, and (ii) promptly thereafter and as part of the same overall transaction, the Surviving Entity will merge with and into Merger Sub II (the “Second Merger,” and together with the First Merger, the “Mergers”), with Merger Sub II surviving the Second Merger as the surviving company (the “Surviving Company”) and remaining as the wholly-owned subsidiary of YS Biopharma, be approved and authorized in all respects.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal 2 – Merger Proposal
A special resolution, that the First Merger and the Plan of First Merger, a copy of which is included as Annex C to the accompanying proxy statement/prospectus, and any and all transactions provided for in the First Plan of Merger, including, without limitation (a) the First Merger, (b) at the effective time of the First Merger (the “First Merger Effective Time”), the amendment and restatement of the Summit Articles by deletion in their entirety and the substitution in their place of the amended and restated memorandum and articles of association of Summit (as the Surviving Entity) in the form attached as Annex 2 to the Plan of First Merger (the “Surviving Entity Articles”), being the memorandum and articles of association of Merger Sub I, and (c) at the First Merger Effective Time, the redesignation of all authorized class A ordinary shares of US$0.0001 par value per share and class B ordinary shares of US$0.0001 par value per share of the Surviving Entity as ordinary shares of US$0.0001 par value per share, such that the authorized share capital of the Surviving Entity will become US$45,500 divided into 455,000,000 ordinary shares of a par value of US$0.0001 per share, with such rights, privileges and conditions as set out in the Surviving Entity Articles be approved and authorized in all respects.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal 3 – Adjournment Proposal
An ordinary resolution, that the Extraordinary General Meeting be adjourned to a later date or dates to be determined by the chairman of the Extraordinary General Meeting as necessary, including without limitation (a) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes to approve any of the other proposals presented to shareholders for vote, (b) to the extent necessary, to ensure that any required supplement or amendment to the accompanying proxy statement/prospectus is provided to Summit Shareholders, or (c) if, as of the time for which the Extraordinary General Meeting is scheduled, there are insufficient Summit Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Extraordinary General Meeting.	☐	☐	☐

Date: ___________________, 2023

Stockholder’s Signature

Stockholder’s Signature (if held jointly)

Signature should agree with named printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign above. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should also submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE EXTRAORDINARY MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.